8. Project Assets	12 Months Ended
Dec. 31, 2017
Project Assets
Project Assets

8.	Project Assets

As of December 31, 2017, project assets, current and non-current, mainly consist of the SEF development across U.S.A., United Kingdom, Japan and the PRC, with the amount of $42,990 (2016: $41,300), $nil (2016: $1,054), $15,589 (2016: $5,496) and $11,680 (2016: $9,879) respectively.

Project assets consist of the following:

	December 31,	December 31,
	2017	2016
Under development-Company as project owner	$59,315	$48,605
Under development-Company expected to be project owner upon the completion of construction*	10,944	9,124
Total project assets	70,259	57,729
Current, net of impairment loss	$42,211	$27,980
Noncurrent	$28,048	$29,749

* All of the projects costs under this category were recorded as project assets, noncurrent.

During the years ended December 31, 2017, 2016 and 2015, impairment losses of $3,354, $8,706 and $10,853 were recorded for project assets expected to be held and use, primarily due to the delay of construction and grid connection as compared to management’s expectation. The Group recorded impairment loss of $687, $5,138 and $5,932, respectively, for certain project assets held for development and sale.

During the year ended December 31, 2017 and 2016, the Group recognized revenue for sale of project assets of $6,042 and $14,428, respectively, and cost of $5,801 and $13,583 were recognized accordingly.

In 2016, the Group has obtained the ownership of two grid-connected project and reclassified the related project asset costs incurred of $8,899 to Property, plant and equipment in the consolidated balance sheet. No similar reclassification incurred from project asset to property, plant and equipment in 2017.